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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           Form 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 17, 1996


                  FRANKFORT FIRST BANCORP, INC.
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  (Exact name of registrant as specified in its charter)


          Delaware               0-26360           61-1271129
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(State or other jurisdiction   (Commission      (I.R.S. Employer
of incorporation)              File Number)   Identification No.)



216 W. Main Street, Frankfort, Kentucky                40602
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(502) 223-1638
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                         Not Applicable
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  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.
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     On September 17, 1996 the Board of Directors of the
Registrant authorized the repurchase of up to 172,500 shares of the Registrant's common stock, $0.01 par value which may become available for repurchase from time to time. Such repurchases are to be effected through open market purchases, negotiated transactions or in such other manner as will comply with applicable law.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.
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        Exhibits

        99.1    Press Release dated September 18, 1996

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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            FRANKFORT FIRST BANCORP, INC.



DATE: September 18, 1996    BY: /s/ William C. Jennings
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                                William C. Jennings
                                Chairman, President and Chief
                                Executive Officer